UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

Peet’s Coffee & Tea, Inc.

(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-32233 (Commission File Number)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue

Emeryville, California 94608-3520
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On October 29, 2012, Peet’s Coffee and Tea, Inc., a Washington corporation (“Peet’s” or the “Company”), completed its merger (the “Merger”) with Panther Merger Co., a Washington corporation (“Merger Sub”) and an affiliate of JAB Holdings BV, a Dutch Besloten Vennootschap met beperkte aansprakelijkheid (private company with limited liability) (“JAB”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of July 21, 2012, among JAB, Merger Sub and Peet’s (the “Merger Agreement”). The Merger Agreement was adopted and approved by the Company’s shareholders at a special meeting of the Company’s shareholders held on October 26, 2012 (the “Special Meeting”), as described in Item 5.07 below. The Merger became effective on October 29, 2012 (the “Effective Time”), pursuant to the Articles of Merger that were filed with the Secretary of State of the State of Washington on such date. In the Merger, Merger Sub merged with and into the Company and the Company continued as the surviving corporation (the “Surviving Corporation”) and as an affiliate of JAB.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information disclosed under Item 5.01 is incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing or Standard; Transfer of Listing.

In connection with the completion of the Merger on October 29, 2012, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the effectiveness of the Merger. As a result of the Merger, the Company no longer meets the numerical listing requirements of NASDAQ. The Company also notified NASDAQ that each share of the Company’s common stock, no par value (the “Company’s Common Stock”), issued and outstanding immediately prior to the Effective Time was converted into the right to receive $73.50 in cash, without interest and subject to any required tax withholding (the “Merger Consideration”), and requested that NASDAQ file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s Common Stock and suspend trading of the Company’s Common Stock on the NASDAQ Global Select Market prior to the opening of trading on October 30, 2012.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, each share of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by (i) JAB, Merger Sub or any other affiliate of JAB that is directly or indirectly wholly owned by the ultimate parent of JAB, (ii) Peet’s or any of its wholly-owned subsidiaries, and (iii) Peet’s shareholders who properly perfect their dissenters’ rights under Washington law) was automatically converted into the right to receive the Merger Consideration. At the Effective Time, the Company’s shareholders immediately prior to the Effective Time ceased to have any rights as shareholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

The information disclosed in the Introductory Note is incorporated by reference herein. A copy of the Merger Agreement is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2012. Under the Merger Agreement, each share of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Merger Consideration.

Also at the Effective Time, each stock option exercisable for shares of Peet’s common stock outstanding immediately prior to the effective time of the Merger (whether vested or unvested) was cancelled and converted into the right to receive, with respect to each share of the Company’s Common Stock subject to such stock option, a cash payment equal to the excess, if any, of $73.50 over the exercise price per share of such stock option, without interest and subject to applicable tax withholding. Each restricted stock unit award outstanding or payable immediately prior to the effective time of the Merger was cancelled and converted into the right to receive, with respect to each share of the Company’s Common Stock subject to such award, a cash payment equal to $73.50, without interest and subject to applicable tax withholding.

As a result of the Merger, JAB Beech Inc., an affiliate of JAB, acquired 100% of the outstanding voting securities of the Company. The aggregate purchase price paid for all equity securities of the Company was approximately $1 billion.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2012.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Departure of Directors

In connection with the Merger, all members of the Company’s Board of Directors (Gerald Baldwin, Hilary Billings, David Deno, Ted W. Hall, Michael Linton, Patrick J. O’Dea, Elizabeth Sartain and Jean-Michel Valette) resigned from the Company’s Board of Directors as of the Effective Time. Additionally, the directors of Merger Sub immediately prior to the Effective Time (Joachim Creus, David Bell and Axel Bhat) became the directors of the Surviving Corporation immediately after the Effective Time.

Termination of Employee Stock Purchase Plan

In accordance with the terms of the Merger Agreement, the Company terminated its Amended and Restated 2000 Employee Stock Purchase Plan (the “ESPP”), effective as of immediately prior to the Effective Time. The last offering period under the ESPP ended on September 28, 2012.

Amendment of Key Employee Severance Benefit Plan

On October 26, 2012, the Board of Directors of Peet’s Coffee & Tea, Inc. (the “Company”) approved the amendment and restatement of the Company’s Key Employee Severance Benefit Plan (as amended and restated, the “Plan”).

Because the Company had reserved the right to amend the Key Employee Severance Benefit Plan, the Key Employee Severance Benefit Plan could technically be altered by new owners to reduce intended benefits to employees. Accordingly, an amendment was necessary in order to protect the benefits intended under the Key Employee Severance Benefit Plan in the event of a change of control.  Specifically, the Key Employee Severance Benefit Plan was amended to provide that if the Company undergoes a change of control (as defined in the Plan), then for a period of 12 months following the effective date of a change of control any amendment, suspension or termination of the Plan that would result in a reduction of benefits or other adverse change under the Plan with respect to any eligible employee will not be effective without such employee’s prior written consent.  In addition, the Key Employee Severance Benefit Plan was amended to clarify certain eligibility and payment timing provisions in accordance with Section 409A of the Internal Revenue Code.

The Plan provides for certain severance benefits payable if a participant’s employment with the Company is involuntarily terminated without cause (a “covered termination”), or represents a covered termination or a voluntary termination with good reason within twelve months or less after a change of control of the Company (a “change of control termination”). “Cause” and “good reason” are defined in the Plan. All employees with a title of vice president and above are automatically eligible participants in the Plan, and the Company may also separately designate key employees as participants.

The Plan provides for the following specific benefits for the Company’s executive officers:

Cash Severance. If an eligible executive officer experiences a covered termination, the executive officer will receive salary continuation payments equal to the employee’s base pay as of termination for a period of (x) 12 months plus one month for every year of service (up to a maximum 24 month period) in the case of the Chief Executive Officer, and (y) six months plus one month for every year of service (up to a maximum 24 month period) in the case of all other executive officers. Additionally, if an eligible executive officer experiences a change of control termination, the executive officer will receive salary continuation payments equal to the executive officer’s base pay as of termination for a period of (a) two years in the case of the Chief Executive Officer, and (b) the greater of 12 months or six months plus one month for every year of service (up to a maximum 24 month period) in the case of all other executive officers. Each eligible executive officer will also receive a pro rated portion of his or her target bonus, if applicable, upon either a covered termination or a change of control termination.

Continued Group Health Plan Benefits. If an eligible executive officer timely elects continued coverage of a health, dental or vision plan sponsored by the Company under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay the same amount for each applicable sub-category of coverage (e.g., health, dental, vision) as the Company paid for such sub-category of coverage before such executive officer’s covered termination or change of control termination for the applicable salary continuation period.

Disability and Life Insurance. If permitted by the insurance carrier, the Company will continue to cover an eligible executive officer under the Company’s disability and life insurance policies for a period of six months after the termination date (two years in the case of the Chief Executive Officer).

Outplacement Assistance. Eligible executive officers will be entitled to participate in an outplacement program reasonably acceptable to the Company for up to six months, at a cost not to exceed ten thousand dollars.

Eligible executive officers will only be entitled to the benefits described above if they execute a release of claims in favor of the Company, and abide by certain restrictive covenants regarding confidentiality, nonsolicitation and noncompetition and the like, to the extent provided for in an eligible executive officer’s employment agreement or other written agreement with the Company or arising by operation of law. Further, certain of the benefits described above may be reduced in the event that the benefits would have an adverse tax effect on the participant, or if the participant is entitled to severance or similar benefits under any applicable legal requirement, including the Worker Adjustment and Retraining Notification Act, the California Plant Closing Act, or any other similar state law, a written employment or severance agreement with the Company, or any Company policy or practice providing for prior notice of termination.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Articles of Incorporation of the Company, as the Surviving Corporation in the Merger, were amended and restated to read the same as the Articles of Incorporation of Merger Sub, except that the name of the Surviving Corporation is “Peet’s Coffee & Tea, Inc.”. The Amended and Restated Articles of Incorporation of the Surviving Corporation are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company, as the Surviving Corporation in the Merger, were amended and restated to read the same as the bylaws of Merger Sub. The Amended and Restated Bylaws of the Surviving Corporation are attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Special Meeting was on October 26, 2012. At the Special Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors, voted in favor of the adoption and approval of the Merger Agreement. The Company’s shareholders also approved, on an advisory basis, certain merger-related compensation arrangements of the Company’s named executive officers, and approved the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the adoption and approval of the Merger Agreement. Because there were sufficient votes at the Special Meeting to adopt and approve the Merger Agreement, adjournment of the Special Meeting to solicit additional proxies was unnecessary.

Each proposal is described in detail in the Company’s definitive proxy statement dated October 3, 2012, which was filed with the Securities and Exchange Commission on October 4, 2012 and first mailed to Peet’s shareholders on October 5, 2012. Shareholders owning a total of 10,780,336 shares voted at the Special Meeting, representing approximately 81.7% of the shares of Peet’s common stock outstanding as of the record date for the Special Meeting.

The voting results for each item of business voted upon at the Special Meeting were as follows:

1.	The proposal to adopt and approve the Merger Agreement was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,377,717	1,397,016	2,553	3,050

2.            The proposal to approve, on an advisory basis, the merger-related compensation for the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,802,556	1,436,813	540,967	-

3.            The proposal to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the adoption and approval of the Merger Agreement was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,795,471	1,974,778	7,037	3,050

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of July 21, 2012, by and among JAB Holdings BV, Panther Merger Co. and Peet’s Coffee & Tea, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2012)*

3.1	Amended and Restated Articles of Incorporation of Peet’s Coffee & Tea, Inc.

3.2	Amended and Restated Bylaws of Peet’s Coffee & Tea, Inc.

____________

*Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Date: October 29, 2012	By: /s/ Patrick J. O’Dea
Patrick J. O’Dea
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of July 21, 2012, by and among JAB Holdings BV, Panther Merger Co. and Peet’s Coffee & Tea, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2012)*

3.1	Amended and Restated Articles of Incorporation of Peet’s Coffee & Tea, Inc.

3.2	Amended and Restated Bylaws of Peet’s Coffee & Tea, Inc.

____________

*Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.